Exhibit 10.5

ACKNOWLEDGMENT AND AGREEMENT

Each of the undersigned has guaranteed payment and performance of the obligations of AIR T, INC., a Delaware corporation (the “Borrower”), to MINNESOTA BANK & TRUST, a Minnesota state banking corporation (the “Lender”), pursuant to the terms of a Guaranty dated as of December 21, 2017 (the “Guaranty”) jointly and severally made by the undersigned in favor of the Lender, which Obligations include, without limitation, all “Obligations” (as defined in the Original Agreement described below) of the Borrower to the Lender pursuant to that certain Credit Agreement dated as of December 21, 2017 (the “Original Agreement”), between the Borrower and the Lender.

Each of the undersigned acknowledges that it has received a copy of the proposed Amendment No. 1 to Credit Agreement dated to be effective as of February 15, 2018 (the “Amendment”) amending the Original Agreement. Each of the undersigned agrees and acknowledges that the Amendment shall not impair or limit the rights of the Lender under the Guaranty and confirms that: (a) the Guaranty remains in full force and effect, enforceable against such undersigned in accordance with its terms; and (b) by the Guaranty, such undersigned continues to guaranty the payment and performance of the “Obligations” described therein.

Each of the undersigned agrees that each reference to the “Credit Agreement”, the “Loan Agreement”, “therein”, “thereof”, “thereby” or words of similar effect referring to the Credit Agreement in any Loan Document to which such undersigned is a party shall mean and be a reference to the Original Agreement, as amended by the Amendment.

Each of the undersigned: (a) represents and warrants to the Lender that no events have taken place and no circumstances exist at the date hereof which would give such undersigned the right to assert a defense, offset or counterclaim to any claim by the Lender for payment of the obligations guaranteed by such undersigned or for the enforcement of the Guaranty; and (b) hereby releases and forever discharges the Lender and its successors, assigns, directors, officers, agents, employees and participants from any and all actions, causes of action, suits, proceedings, debts, sums of money, covenants, contracts, controversies, claims and demands, at law or in equity, which such undersigned ever had or now has against the Lender or its successors, assigns, directors, officers, agents, employees or participants by virtue of their relationship to Borrower or any of the undersigned in connection with the Loan Documents and the transactions related thereto.

Nothing in this Acknowledgment and Agreement requires the Lender to obtain the consent of any of the undersigned to any future amendment, modification or waiver to the Original Agreement, as amended by the Amendment, or any other Loan Document to which such undersigned is a party except as expressly required by the terms of the Loan Documents to which such undersigned is a party.

This Acknowledgment and Agreement may be executed in counterparts and by separate parties in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same document. The delivery of a facsimile, pdf or other digital copy of an executed counterpart of this Amendment and Agreement shall be deemed to be valid execution and delivery of this Amendment and Agreement.

[SIGNATURE PAGES FOLLOW]

Dated to be effective as of February 15, 2018.

AIRCO, LLC

By:

Name: Candice L. Otey

Title:   Secretary

CSA AIR, INC.

By:

Name: Candice L. Otey

Title:   Secretary

GLOBAL AVIATION SERVICES, LLC

By:

Name: Candice L. Otey

Title:   Secretary

GLOBAL GROUND SUPPORT, INC.

By:

Name: Candice L. Otey

Title: Secretary

JET YARD, LLC

By: Stratus Aero Partners, LLC

Its: Sole Member

By: Name: Candice L. Otey Title: Secretary

[Guarantor Acknowledgment and Agreement Signature Page]

MOUNTAIN AIR CARGO, INC.

By:

Name: Candice L. Otey

Title:   Secretary

STRATUS AERO PARTNERS, LLC

By:

Name: Candice L. Otey

Title:   Secretary

AIR T GLOBAL LEASING, LLC

By:

Name: Candice L. Otey

Title:   Secretary

AIRCO SERVICES, LLC

By:

Name: Candice L. Otey

Title:   Secretary

SPACE AGE INSURANCE COMPANY

By:

Name: Candice L. Otey

Title:   Secretary

[Guarantor Acknowledgment and Agreement Signature Page]